SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                         _______________


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        December 29, 1997


                     REYNOLDS METALS COMPANY
                     -----------------------
     (Exact name of registrant as specified in its charter)




   Delaware                  1-1430                 54-0355135
   --------                  ------                 ----------
(State of Incorporation)  (Commission             (IRS Employer
                          File Number)        Identification Number)




                     6601 West Broad Street
                         P.O. Box 27003
                  Richmond, Virginia 23261-7003
                  -----------------------------
            (Address of Principal Executive Offices,
                       including zip code)


                         (804) 281-2000
                         --------------
      (Registrant's Telephone Number, including area code)

Item 5.   Other Events.
          ------------
     The Registrant announced on December 29, 1997 that the United States Department of Justice has filed suit in Alabama federal court to block the proposed sale of the Registrant's Alloys complex in the Muscle Shoals area to Alcoa. The Registrant's management indicated that it was disappointed with the action, believing it contrary to precedent and the Department's own merger guidelines. The Registrant is in the process of reviewing all available options and will not comment further until it has had the opportunity to review the complaint and consult with legal counsel.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY



                                   By: D. Michael Jones
                                       D. Michael Jones
                                       Senior Vice President and
                                       General Counsel

Dated:  December 29, 1997